CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT


I, Atul Tiwari, President of Harris Insight Funds Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 8, 2005                    /s/ Atul Tiwari
     ----------------------      -----------------------------------------------
                                 Atul Tiwari, President
                                 (principal executive officer)


I, Merrill J. Sklenar, Principal Financial & Accounting Officer of Harris Insight Funds Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 8, 2005                    /s/ Merrill J. Sklenar
     ----------------------      -----------------------------------------------
                                 Merrill J. Sklenar, Principal Financial &
                                 Accounting Officer
                                 (principal financial officer)